Dreams Incorporated The Leader in the Licensed Sports & Entertainment Products Industry Investor Conference October 24, 2007 AMEX: DRJ Exhibit 99.1

DREAMS
INCORPORATED

DREAMS
INCORPORATED
(AMEX: DRJ)

Statements contained in this presentation, which are not historical facts, are forward-looking statements. The forward-looking statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made herein contain a number of risks and uncertainties that could cause actual results to differ materially.

These risks and uncertainites include, but are not limited to, specific factors impacting the company's business including increased competition; the ability of the company to expand its operations and attract and retain qualified personnel, the uncertainty of consumer's desires for sports and celebrity memorabilia; the availability of product; availability of financing; the ability to sell additional franchises; and general economic conditions.

Outline • Who We Are • Our Mission • Where We Are & How We’re Going to Get There – Current vertical model – Organic growth – Strategic acquisitions

DREAMS
INCORPORATED

CHICAGO SUN-TIMES
Sports Collectibles Show

FansEdge

FIELD OF DREAMS

The GREENE ORGANIZATION

MOUNTED MEMORIES

PRO SPORTS memorabilia

Schwartz Sports

Stars Live 365

Unique IMAGES

Who We Are The Premier Vertically Integrated Licensed Sports & Entertainment Products Firm in the Industry

DREAMS INCORPORATED

FansEdge

PRO SPORTS memorabilia

• FansEdge.com
• ProSportsMemorabilia.com
• SportsCases.com
• MountedMemories.com
• SchwartzSports.com
• Strategic Alliances With
Amazon.com
• DanMarino.com
• JohnElway.com
• PeteRose.com
• BigBen7.com
• DickButkus.com
• MikeSchmidt.com
• LarryBird.com
• And More

DREAMS INCORPORATED

FIELD OF DREAMS®

FIELD OF DREAMS

DREAMS
INCORPORATED

Stars Live 365

PETE ROSE HERE
HERE
TODAY

• Provides visitors to Las Vegas Field of Dreams stores a
daily opportunity to meet and interact with major sports
legends and entertainment celebrities, and go home with
a photo taken with the athlete or celebrity and a piece of
personalized autographed memorabilia

Sports Collectibles Show • One of the nation’s premier sports collectibles & autograph shows

DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED MEMORIES

BIRD
33

DREAMS
INCORPORATED

Schwartz Sports

WORLD CHAMPS
XX

BEARS
1985
SUPER BOWL XX CHAMPIONS

SANDERS
20

• Chicago-based distributor of autographed sports memorabilia & collectibles

DREAMS
INCORPORATED

Unique
IMAGES

BRADY
12
TOM BRADY

JESSE OWENS
XI. OLYMPIAD BERLIN 1936

JOE DIMAGGIO

• Boutique high-end custom framer of sports & celebrity memorabilia

The Greene Organization

PETE ROSE HERE
PETE ROSE
HERE
TODAY

• Boutique off-field athlete representation and corporate sports marketing of athletes

DREAMS
INCORPORATED

Malcolm Farley

SUPER BOWL IV
SUPER BOWL
XL
XV

51

• Internationally acclaimed artist renowned for his visions of color and unique ability to capture the moment, the action, and the spirit of sporting events

Our Mission
What? Become the premier multi-
channel retailer in the licensed
sports & entertainment products
industry
How? Gain market share through
organic growth & strategic
acquisitions consolidate highly
fragmented industry
When? NOW

Our Industry
Source: The Licensing Letter
Retail Sales of Sports Licensed Merchandise
(U.S. & Canada, in billions)
$10.5
$11.3
$12.7
$12.6
$13.4
$13.9
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2001 2002 2003 2004 2005 2006

Our Revenues Capturing Market Share Revenue (in Millions) $33 $43 $56 $56 $91 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 FY '05 FY '06 FY '07 9 mths ending 12/31/07 (projected) 2008 (projected)

Revenue Growth
Consistently Outpacing the Industry
Revenue Growth (Year Over Year)
52%
29%
31%
36%
30%
0%
10%
20%
30%
40%
50%
60%
FY '05 FY '06 FY '07 9 mths
ending
12/31/07
(projected)
2008
(projected)

2008 Projected Revenue Wholesale, $23,500,000 Retail, $67,500,000 Dreams’ Reportable Segments

EBITDA EBITDA (in Millions) $0.3 $1.7 $2.7 $3.7 $- $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 FY '05 FY '06 FY '07 9 mths ending 12/31/07 (projected) 2008 Leveraging Assets & Actualizing Synergies ?

Net Income Net Income (in Millions) $0.4 $1.0 $1.4 $- $(0.4) $(0.6) $(0.4) $(0.2) $- $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 FY '05 FY '06 FY '07 9 mths ending 12/31/07 (projected) 2008 ?

Our Mission Organic Growth

DREAMS
INCORPORATED

Stars Live 365
(BRICK & MORTAR)
FIELD OF DREAMS
The Ultimate Sports & Celebrity Gift Store
(BRICK & MORTAR)
FansEdge
(E-COMMERCE)
PRO SPORTS memorabilia
(E-COMMERCE)
CHICAGO SUN-TIMES
Sports Collectibles Show
(HOBBY RETAIL)
Unique IMAGES
MOUNTED MEMORIES
Schwartz Sports

Current Vertical Model Synergy in Action

DREAMS
INCORPORATED

ADDITIONAL LAS VEGAS LOCATIONS
KIOSK
FansEdge
SYNDICATION
Stars Live 365
(BRICK & MORTAR)
FIELD OF DREAMS
The Ultimate Sports & Celebrity Gift Store
(BRICK & MORTAR)
E-Commerce - Jan. '08
(E-COMMERCE)
Brick & Mortar - Nov. '07
PRO SPORTS memorabilia
(E-COMMERCE)
CHICAGO SUN-TIMES
Sports Collectibles Show
(HOBBY RETAIL)
Proprietary E-Commerce Platform
OUTBOUND CALL CENTER
Unique IMAGES
MOUNTED MEMORIES
NEW DISTRIBUTION CHANNELS:
mass, ie Target NASCAR order, corporate,
ie Bank of America order
Schwartz Sports

Organic Growth Taking it to the Next Level

Our Mission Strategic Acquisitions

Strategic Acquisition Initiatives
• Targets:
– E-commerce and brick & mortar retailers
– Manufacturers of licensed sports and
entertainment products & collectibles
– Companies who offer incremental distribution
channels
– Companies whose value can be enhanced
under the Dreams umbrella

DREAMS
INCORPORATED

Stars Live 365

Unique IMAGES

FIELD OF DREAMS®

Schwartz Sports

CHICAGO SUN-TIMES

Recent Strategic Acquisitions
• Stars Live 365
• Unique Images
• 3 Las Vegas & 4
Florida Field of
Dreams Stores
• Schwartz Sports
• Chicago Sun-Times
Sports Collectibles
Show
Consolidating This Highly Fragmented Industry

Why Dreams?
• Long Time Preferred Licensee of:
– NFL, MLB, MLBPA, NASCAR, Golden Bear
• Exclusive Athlete Relationships:
– Marino, Manning, Rose, Urlacher, etc.
• Deepest Product Selection:
– Over 80,000 products
• Same Day Shipping
• Retail Integration from Internet to Brick &
Mortar

Dreams Incorporated The Leader in the Licensed Sports & Entertainment Products Industry AMEX: DRJ www.dreamscorp.com